UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 27, 2022

SCIENCE 37 HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39727	84-4278203
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Park Offices Drive, Suite 3606 Research Triangle Park, NC	27709
(Address of principal executive offices)	(Zip Code)

(984) 377-3737
Registrant’s telephone number, including area code

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Common stock, par value $0.0001 per share	SNCE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.     Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 27, 2022, Science 37 Holdings, Inc. (the “Company”) received a deficiency notification letter from the Listing Qualifications Department of the Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company was not in compliance with Nasdaq Listing Rule 5450(a)(1) because the closing bid price for the Company’s common stock was below $1.00 per share for the previous 30 consecutive business days. The notification had no immediate effect on the listing or trading of the Company’s common stock on the Nasdaq Global Market.

In accordance with Nasdaq Listing Rule 5810(c)(3)(A), the Company has 180 calendar days from the date of such notification letter, or until June 26, 2023, to regain compliance with the minimum bid price requirement. To regain compliance, the bid price for the Company’s common stock must close at $1.00 per share or more for a minimum of ten consecutive business days.

This Current Report on Form 8-K is filed to satisfy the obligation under Nasdaq Listing Rule 5810(b) and Item 3.01(a) of Form 8-K that the Company publicly disclose the receipt of the deficiency notice within four (4) business days after the date of the deficiency letter.

If the Company does not regain compliance by June 26, 2023, the Company may be eligible for an additional 180-day compliance period if the Company applies to transfer the listing of its common stock to the Nasdaq Capital Market. To qualify, the Company would be required to meet the continued listing requirement for market value of publicly held shares and all other initial listing standards for the Nasdaq Capital Market, with the exception of the minimum bid price requirement. In addition, the Company would be required to provide written notice to Nasdaq of its intent to cure the minimum bid price deficiency during this second compliance period by effecting a reverse stock split, if necessary.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Science 37 Holdings, Inc.

Date:	December 30, 2022	By:	/s/ Christine Pellizzari
		Name:	Christine Pellizzari
		Title:	Chief Legal Officer